Exhibit 13.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

          Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Banco Macro Bansud S.A. (the “Company”), does hereby certify that, to the best of such officer’s knowledge:

1.

The accompanying Report of the Company on Form 20-F for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2006		/s/ Delfín Jorge Ezequiel Carballo

	Name:	Delfín Jorge Ezequiel Carballo
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Banco Macro Bansud S.A. and will be retained by Banco Macro Bansud S.A. and furnished to the Securities and Exchange Commission or its staff upon request.